                                                                EXHIBIT 23.1




INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Budget Group, Inc. on Form S-1 of our report dated April 12, 1996, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP
Indianapolis, Indiana


August 29, 1997